UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2026

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5221 North O’Connor Boulevard, Suite 1375

Irving, Texas 75309

(Address of principal executive offices and zip code)

(469) 638-9639

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 12, 2026, First Foundation Inc. (“First Foundation”) and FirstSun Capital Bancorp (“FirstSun”) jointly announced receipt of regulatory approval from the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to complete the proposed merger of First Foundation with and into FirstSun. The Federal Reserve approval follows recent approvals from the Office of the Comptroller of the Currency and the stockholders of both companies. All necessary bank regulatory approvals to complete the proposed transaction have now been received.

First Foundation and FirstSun expect to close the merger on April 1, 2026, subject to the satisfaction or waiver of the remaining customary closing conditions.

The joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Joint Press Release dated March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding the expectations of First Foundation and FirstSun with respect to the expected timing of the closing of the proposed merger. Words such as “expect,” “will,” “may,” “anticipate,” “intend,” “opportunity,” “continue,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties, and assumptions, include, among others, the following: the failure of either party to satisfy any of the remaining closing conditions on a timely basis or at all; unexpected delays in completing the proposed merger; the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the possibility that transaction-related costs, fees, or expenses may be greater than anticipated; the outcome of any legal proceedings that may be instituted against First Foundation or FirstSun; and changes in general economic, market, or financial conditions that could adversely affect the proposed transaction.

Additional information concerning additional factors that could materially affect the forward-looking statements in this Current Report on Form 8-K can be found in the cautionary language included under the headings “Forward-Looking Statements” and “Risk Factors” in First Foundation’s Annual Report on Form 10-K for the year ended December 31, 2024 and other documents subsequently filed by First Foundation with the SEC, including its Quarterly Reports on Form 10-Q. Further, any forward-looking statement speaks only as of the date on which it is made and we do not intend to and disclaim any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.

Additional Information About the Merger and Where to Find It

This communication contains statements regarding the proposed transaction between First Foundation and FirstSun. In connection with the proposed transaction, FirstSun filed a registration statement on Form S-4 on December 11, 2025, as amended on January 14, 2026 (and which is available at https://www.sec.gov/Archives/edgar/data/1709442/000155278126000014/e26019_fsun-s4a.htm), to register FirstSun’s shares that will be issued to First Foundation’s stockholders in connection with the merger. The registration statement includes a joint proxy statement of First Foundation and FirstSun and a prospectus of FirstSun, as well as other relevant documents concerning the proposed transaction. The Registration Statement was declared effective by the SEC on January 15, 2026 and First Foundation filed a definitive joint proxy statement/prospectus on January 15, 2026 (and which is available at sec.gov/Archives/edgar/data/1413837/000155278126000021/e26028_ffwm-defm14a.htm) and it was first mailed to First Foundation and FirstSun stockholders on January 16, 2026. First Foundation filed a proxy statement/prospectus supplement on February 6, 2026 (and which is available at sec.gov/Archives/edgar/data/1413837/000155278126000041/e26048_ffwm-defa14a.htm) and it was first mailed to First Foundation and FirstSun stockholders on February 9, 2026.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY SUPPLEMENTS THERETO REGARDING THE MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING FIRSTSUN, FIRST FOUNDATION, THE TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A free copy of the joint proxy statement/prospectus, as well as other documents filed by First Foundation or FirstSun may be obtained at the SEC’s Internet site at https://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) First Foundation on its website at https://investor.ff-inc.com/investor-home/default.aspx under the Financials tab and then under the SEC Filings option, and (ii) FirstSun on its website at https://ir.firstsuncb.com/overview/default.aspx under the Financials tab and then under the SEC Filings option.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: March 12, 2026	By:	/s/ Jamie Britton
	Name:	Jamie Britton
	Title:	Chief Financial Officer